UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 13, 2003



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                         0-19294                        51-0265872
(State or other                 (Commission File                (I.R.S. Employer
jurisdiction of                      Number)                     Identification
 incorporation)                                                      Number)



        7733 Forsyth Boulevard
              17th Floor
         St. Louis, Missouri                                       63105
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (314) 863-7422

Item 7.        Financial Statements and Exhibits.

               (c)    Exhibits.  See Exhibit Index.
                      --------

Item 9.        Regulation FD Disclosure.

     Beginning on May 13, 2003, RehabCare executives will make presentations at investor conferences to analysts and in other forums using the slides as included in this Form 8-K as Exhibit 99. Presentations will be made using these slides, or modifications thereof, in connection with other presentations in the foreseeable future.

     The current slides incorporated into the investor relations presentation are included in this Form 8-K as Exhibit 99. The full slide presentation is available in the Investor Info section on our website at www. rehabcare.com.

     Information contained in this presentation is an overview and intended to be considered in the context of RehabCare's SEC filings and all other publicly disclosed information. We undertake no duty or obligation to update or revise this information. However, we may update the presentation periodically in a Form 8-K filing.

     The presentation included in this report does not include images included in the actual slides. In order that all investors be provided with substantially the same information, RehabCare is making these slides available on its website. The presentation in its entirety will be made available in the Investor Info section of the RehabCare website, www.rehabcare.com, although this availability may be discontinued at any time.

     This presentation contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the effect and timing of additional corrective actions that may be taken in supplemental staffing, fluctuations in occupancy of and use of staffing agencies by the Company's hospital and long-term care clients, changes in and compliance with governmental reimbursement rates, regulations or policies, the inability to attract new client relationships or to retain existing client relationships, the inability, or additional costs, to attract operational and professional employees, the adequacy and effectiveness of operating and administrative systems, litigation risks, including an inability to predict the ultimate costs and liabilities or the disruption of RehabCare Group's operations, competitive effects on pricing and margins, and general economic conditions.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 15, 2003

                                               REHABCARE GROUP, INC.



                                    By:/s/  Vincent L. Germanese
                                       -----------------------------------------
                                            Vincent L. Germanese
                                          Senior Vice President, Chief Financial
                                          Officer and Secretary

                                 EXHIBIT INDEX

Exhibit No.         Description

99               Text of Investor Relations Presentation in Use
                             Beginning May 13, 2003

Exhibit 99
                 Text of Investor Relations Presentation in Use
                             Beginning May 13, 2003

                                   Safe Harbor

Forward looking statements have been provided pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. They involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to be materially different from any future performance suggested during this presentation.


                            RehabCare Group Overview
Leading Provider of Therapy Program Management and Healthcare Staffing Services
        o Primary  client  base
                -  Hospitals
                -  Skilled  nursing  facilities
        o Primary services
                - Program management - On-site management and delivery of
                  therapy services
                - Healthcare staffing - Provision of temporary healthcare
                  professionals
        o Compounded annual revenue growth of 29% and EPS growth of 21% since the 1991 IPO


                      RehabCare Group Business At a Glance
    Program management  - $77 million revenues Q1/03
        o Hospital Rehabilitation Services
                -   135 inpatient units
                -   50 outpatient programs
        o Contract Therapy
                -   439 programs
    Healthcare staffing - $62 million revenues Q1/03
        o Supplemental
                -   77 branches
        o Travel
                               (Graphic Omitted)

                           RehabCare Group Locations

                              Healthcare Staffing           Program Management
                                   Services                      Services
    Mountain                          6                              8
    Western                          14                             44
    South central                     8                            211
    North central                    20                            171
    Northeast                         7                             47
    Southeast                        24                            118

    At 12/31/02
                               (Graphic Omitted)

                               Program Management
    Hospital Rehabilitation Services
        o Inpatient - $34 million revenues Q1/03
                -  Acute rehab units
                -  Skilled nursing units
        o Outpatient - $12 million revenues Q1/03
                -  Hospital-based programs
    Contract Therapy - $31 million revenues Q1/03
                -  Skilled nursing facilities

                                (Graphic Omitted)

                 Growth Driver for Program Management Services
        o Aging of U. S. Population Over 65 Drives Demand - (Graphic Omitted)
        o PPS Opportunity for Rehab Units (Graphic Omitted)


                          Market Trend to Outsourcing
Hospital  Rehabilitation  Services -  Hospitals  are able to
        o Improve clinical quality
        o Increase volumes
        o Realize improved financial results
        o Benefit from reimbursement expertise
Contract Therapy - Skilled nursing facilities are able to
        o Obtain clinical resources and expertise
        o Ensure appropriate levels of staffing for rehab professionals
        o Improve skilled nursing facility profitability


                        HRS Inpatient Market Opportunity
        o       Of 5,000 hospitals in the U.S.
                o    1,000 operate inpatient rehab units
                     -    Approximately 20% outsource
        o       PPS rate schedule provides incentive to outsource
        o       Target market of 2,000 hospitals that meet our screens
        o       Maintain high contract renewal rates


                          HRS Inpatient Units Profile
        o       Elderly population
        o       75% stroke and orthopedic patients
        o       Long-term contracts
        o       Direct payment by hospital clients


                       HRS Outpatient Market Opportunity
        o       Long-term growth trend
        o       Cross-selling opportunity to inpatient client base
        o       Underdeveloped at most hospitals


                        HRS Outpatient Programs Profile
        o       Middle-aged population
        o       75% sports injury and employment related
        o       Long-term contracts
        o       Direct payment by hospital client


                      Contract Therapy Market Opportunity
        o       Target market of 4,500 nursing homes that meet our screens
        o       Sustain new business development
        o       Maintain high contract retention rates
        o       Improve staff productivity
        o       Cross-sell other RHB services


                           Contract Therapy Programs
        o Elderly population cared for in a skilled nursing facility setting
        o       Primarily neurological, orthopedic and cardiological conditions
        o Flexibility of business model to adjust to facility's and patients' needs
        o       Direct payment by skilled nursing facility clients


                              Healthcare Staffing
        Supplemental Staffing - $35 million revenues Q1/03
        Travel Staffing - $27 million revenues Q1/03

                                (Graphic Omitted)


                 Growth Driver for Healthcare Staffing Industry
        Aging of U. S. Population Over 65 Drives Demand - (Graphic Omitted) Registered Nurses Demand Vs. Supply - (Graphic Omitted)


                           Role of Staffing Agencies
        o       Value to Client
                o       Qualified professionals to fill vacancies
                o       Ability to match staffing with census
                o       Alleviate pressures of escalating nursing shortage
        o       Value to Professionals
                o       Flexibility in scheduling
                o       Greater choice of assignments
                o       Quality of benefits


                           Healthcare Staffing - Q1/03
                              Revenue Mix by Skill
                                (Graphic Omitted)
        o       Registered Nurses - 63%
        o       LPN's - 12%
        o       Certified Nurse Assistants - 9%
        o       Other Professionals - 16%


                     Healthcare Staffing Market Opportunity
        o       Provide broad array of staffing solutions to key accounts
        o       Broaden mix of medical personnel
        o       Increase branch productivity/volumes
        o       Leverage infrastructure
        o       Entry into select markets

                       Financial and Operating Highlights

                      Q1/03 Vs. Q1/02 Financial Performance
                                                            Increase
Revenues                     $139 million                      -%
EBITDA                       $  9 million                      7%
EPS                          $.25                             11%

                           Strong Financial Management
        o       No Debt
        o       $125.0 million/5 year revolver - 2.5 years remaining
        o       Current Ratio - 3.0:1
        o       History of Share Repurchases


                                Focus on Growth
        o       HRS - Accelerate Revenue Growth
                -  Addition of new units
                -  Expansion of existing units
                -  Retention of existing units
        o       Contract Therapy - Sustain Revenue Growth
                -  Addition of new locations
                -  Retention of existing locations
        o       Staffing - Renew Revenue Growth
                -  Improved recruiter productivity
                -  Client focused relationships


                              Consistent EPS Growth
                           Targeted 20-25% EPS Growth
                                (Graphic Omitted)

Compounded Annual Growth Rate of 21%
Fiscal Year Ended February 28
1992 - $0.20
1993 - $0.24
1994 - $0.29
1995 - $0.35
1996 - $0.42

Fiscal Year Ended December 31
1996 - $0.47*
1997 - $0.68
1998 - $0.85
1999 - $1.08
2000 - $1.45
2001 - $1.18
2002 - $1.38

*Annualized

The results for 2001 and 1999 do not reflect non-operating losses associated with write-down of investments of $0.02 per share and $0.05 per share, respectively. The results for 1998 do not include a $0.06 per share gain on sale of securities or a $0.05 per share charge for the cumulative effect of change in accounting for start-up costs. The results for 1997 do not reflect a $0.06 per share gain on sale of securities. Considering the effects of these non-operating items, EPS in 2001, 1999, 1998 and 1997 was $1.16, $1.03, $0.86 and $0.73,
respectively.


             RHB is the Leading National Provider of Therapy Program
                   Management and Healthcare Staffing Services

        o   Market Trend to Outsourcing
        o   Experienced Management Team
        o   Consistent Long-Term EPS Execution
        o   Strong Cash Flow
        o   Sustainable Growth of Healthcare Staffing Industry
        o   Positive Demographics